UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2014

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Please see the information in Item 5.03 below, which is incorporated herein by this reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2014, Duke Realty Corporation, an Indiana corporation (the “Company”), filed with the Secretary of State of the State of Indiana the First Articles of Amendment (the “Charter Amendment”) to the Company’s Fifth Amended and Restated Articles of Incorporation (the “Articles”). The effective date of the Charter Amendment was August 5, 2014, and the purpose of the Charter Amendment was to remove from the Articles the exhibit designating and setting forth the rights of the Company’s previously issued 6.625% Series J Cumulative Redeemable Preferred Shares, which series has been redeemed in full and no shares of which series remain outstanding. In accordance with Indiana law and the Company’s organizational documents, the shares of each such redeemed series of preferred shares shall again become authorized but unissued preferred shares, available for issuance by the Company.

Also on August 5, 2014, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole general partner, executed a corresponding First Amendment (the “Limited Partnership Agreement Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership (the “Limited Partnership Agreement”). The effective date of the Limited Partnership Agreement Amendment was August 5, 2014, and the purpose of the Limited Partnership Agreement Amendment was to remove from the Limited Partnership Agreement the exhibit designating and setting forth the rights of the Operating Partnership’s previously issued 6.625% Series J Cumulative Redeemable Preferred Units, which series has since been redeemed in full and no units of which series remain outstanding. In accordance with Indiana law and the Operating Partnership’s organizational documents, all such redeemed series of preferred units shall again become authorized but unissued preferred units, available for issuance by the Operating Partnership.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Charter Amendment and the Limited Partnership Agreement Amendment are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated into this Item 5.03 by this reference.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
3.1
First Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Duke Realty Corporation, deleting Exhibit A and de-designating the related Series J Preferred Shares, effective August 5, 2014.

3.2	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, effective August 5, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: August 6, 2014

EXHIBIT INDEX

Exhibit Number	Description
3.1
First Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Duke Realty Corporation, deleting Exhibit A and de-designating the related Series J Preferred Shares, effective August 5, 2014.

3.2	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, effective August 5, 2014.